UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Harris Goldblat

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2023

ClearBridge ETFs

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge ETFs

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF for the twelve-month reporting period ended March 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer — Investment Management President

April 28, 2023

ClearBridge ETFs	III

Funds overview

ClearBridge All Cap Growth ESG ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks to achieve long-term capital appreciation. The Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth and meet its financial and environmental, social and governance (“ESG”) criteria. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that meet its financial and ESG criteria. The Fund’s subadviser, ClearBridge Investments, LLC (“ClearBridge”), uses a bottom-up investment process that seeks to find inefficiently priced companies with strong fundamentals, incentive-driven management teams, dominant positions in niche markets and/or goods and services that are in high customer demand. The bottom-up process used by ClearBridge relies on extensive fundamental research that looks to identify companies with a range of growth opportunities while evaluating the company’s business model, financial structure and management acumen.

Research is conducted by the portfolio managers with input from the sector analysts of ClearBridge’s Fundamental Research Team. The team utilizes proprietary and independent research to identify companies whose projected rapid growth in earnings and cash flow is based on their participation in new products or markets. For large company growth stocks, the team seeks companies that exhibit superior balance sheets, exceptional management teams and long-term, consistent operating histories. ClearBridge attempts to complement this core group of companies with tactical stocks that reflect themes within the prevailing market environment. When looking at small- and medium-sized company growth stocks, ClearBridge focuses on companies with rapid earnings growth potential, unrecognized values, industry leadership and management teams that have a significant ownership stake.

ClearBridge anticipates using a long-term approach to investing that typically results in low portfolio turnover. ClearBridge, however, may take a more active approach to the portfolio, depending upon market conditions.

Determination of whether a company meets the Fund’s ESG standards is based on ClearBridge’s proprietary research approach. ClearBridge will exercise judgment to determine ESG best practices based on its over thirty-year history managing ESG investment strategies through an established proprietary process. ClearBridge utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge’s propriety research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to ClearBridge’s own proprietary research and analysis.

In addition, certain types of companies are excluded from the investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling are also excluded.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by ClearBridge’s sector analysts on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The weightings of the E, S and G factors are determined by ClearBridge for each respective sector and sub-sectors.

All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered uninvestable. ClearBridge’s proprietary ESG ratings assess whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that ClearBridge believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. ClearBridge’s ESG ratings are formally reviewed at least annually. In addition, ClearBridge’s research analysts monitor the companies included in the Fund’s portfolio on an ongoing basis to assess the continued appropriateness of such ratings. ClearBridge seeks to invest over the long-term in companies that ClearBridge considers to be of high quality with competitive advantages that can be maintained as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. For more information about ClearBridge’s ESG ratings system, please see the Fund’s current prospectus.

ClearBridge seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. ClearBridge seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. ClearBridge performs rigorous analysis to understand company fundamentals, key competitive dynamics, and industry structure with the belief that the best business models win over time. ClearBridge seeks to identify social or economic trends that will have an impact on the economy as a whole

ClearBridge ETFs 2023 Annual Report	1

Funds overview (cont’d)

to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. ClearBridge seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, ClearBridge takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. ClearBridge will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

ClearBridge will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to ClearBridge’s expectations, multiple comparisons and scenario analysis. ClearBridge will sell a security if the issuer no longer meets its financial or ESG criteria. It is also ClearBridge’s intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagement. ClearBridge engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform ClearBridge’s ESG rating of the companies; and through proxy voting.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets took a defensive shift in the 12-month period ended March 31, 2023, resulting in a -7.73% decline for the Standard & Poor’s® 500 Index (S&P® 500).i The Fund’s benchmark Russell 3000© Growth Index declined -10.88% for the period, trailing the -5.91% decline for the Russell 1000® Value Index, but paring much deeper losses with a rally to finish the period.ii

Within the benchmark, rising interest rates created headwinds for higher-multiple stocks in the communication services (-24.86%) and consumer discretionary (-22.82%) sectors, and for the rate-sensitive real estate sector (-17.08%). Energy (+0.05%) was the only sector to manage gains for the period, while consumer staples (-0.56%), industrials (-1.89%), information technology (IT, -6.51%), health care (-7.21%) also outperformed.

Coming on the heels of Russia’s invasion of Ukraine in February 2022, which further disrupted global supply chains and reduced global commodity reserves, the period started with persistent inflation prompting central banks to take more hawkish stances. The U.S. Federal Reserve (Fed) raised the federal funds target rate by 50 basis points (bps) in May and 75 bps in June 2022. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks soldoff. Concerns over companies’ abilities to maintain current margins increased, as did the probability of a “hard landing” for the economy. U.S. 10-year Treasury yields rose to 3.01%.

A bear market rally followed in July 2022, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August 2022 when candid statements by Fed Chair Jerome Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the 10-year Treasury yield rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies.

Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, along with some better-than-expected earnings, helped equities rebound in the fourth quarter of 2022. After edging up above 4%, the 10-year Treasury yield declined over the last three months of the period to finish at 3.47%. Part of the decline was spurred by a regional banking crisis in the U.S. that bled over to Europe, prompting a flight to safety into mega cap and growth stocks. This action led to a strong rebound for equities to finish the reporting period.

Q. How did we respond to these changing market conditions?

A. The Fund held up well through varying market conditions during a volatile year. We attribute these results to the balance we have sought to achieve through active portfolio repositioning throughout the period. Our intent with the repositioning was to expand the types of growth companies we target, while also supporting diversification and risk management, resulting in a portfolio that we believe has the potential to outperform over a variety of market environments.

Over the last year, we took advantage of attractive entry points created by ongoing market volatility to add three higher-growth disruptors early in the development of their market opportunity, including Snowflake in the IT sector as well as Airbnb and Tesla in consumer discretionary. We balanced these purchases with additions to our stable compounders category that included Accenture in the IT sector, Marsh & McLennan in financials, Estee Lauder in consumer staples and Eli Lilly in health care. Finally, we enhanced exposure to

2	ClearBridge ETFs 2023 Annual Report

cyclical growth companies more tied to the economic cycle with the purchases of what we believe are best-in-class operators Sherwin-Williams and Freeport-McMoRan in the materials sector.

At the same time, we believe that we upgraded our consumer exposure by paring back on stocks most directly tied to everyday consumer spending, including Ulta Beauty (not held at period-end), Advance Auto Parts (not held at period-end) and Walt Disney. Similarly, we reduced sizeable overweighting in certain industries or subsectors of the market which included the sales of Pentair (not held at period-end) in the industrials sector, Liberty Media Corp. -Liberty Sirius XM in the communication services sector, Medtronic (not held at period-end) in the health care sector and Intel in the IT sector.

We think that the additions have improved the Fund’s overall growth profile, while maintaining high active share with a low correlation to the mega cap heavy Russell 3000® Growth Index. An ongoing focus on valuation as well as cash flow positive businesses and those with a visible path to profitability have also supported downside capture through a volatile period of normalization from the COVID-19 pandemic.

Performance review

For the 12 month period ended March 31, 2023, ClearBridge All Cap Growth ESG ETF generated a -10.51% return on a net asset value (“NAV”)iii basis and -10.46% based on its market price per share.iv

The performance table shows the Fund’s total return for the 12 months ended March 31, 2023, based on its NAV and market price as of March 31, 2023. The Fund’s broad-based market index, the Russell 3000® Growth Index, returned -10.88% over the same time frame. The Lipper Multi-Cap Growth Funds Category Average returned -13.60% for the same period.v Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2023 (unaudited)
ClearBridge All Cap Growth ESG ETF:	6 months	12 months
$37.69 (NAV)	17.17%	-10.51	%*†
$37.69 (Market Price)	17.45%	-10.46	%*‡
Russell 3000® Growth Index	16.49%	-10.88%
Lipper Multi-Cap Growth Funds Category Average	13.07%	-13.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

Effective July 1, 2021, the Fund changed its name from ClearBridge All Cap Growth ETF to ClearBridge All Cap Growth ESG ETF and adopted the Fund’s current ESG-related investment strategies.

As of the Fund’s current prospectus dated July 29, 2022, the gross total annual fund operating expense ratio for the Fund was 0.53%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Relative to the benchmark Russell 3000® Growth Index, overall stock selection and sector allocation contributed to performance. In particular, stock selection in the communication services, health care, consumer staples and materials sectors, an overweight allocation to health care and an underweight allocation to the consumer discretionary sector contributed to returns.

ClearBridge ETFs 2023 Annual Report	3

Funds overview (cont’d)

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Vertex Pharmaceuticals and Biogen in the health care sector, W.W. Grainger in the industrials sector, as well as Netflix and Twitter in the communication services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, stock selection in the IT and consumer discretionary sectors, an overweight to communication services and an underweight to consumer staples had negative impacts on relative returns.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Amazon.com in the consumer discretionary sector, CrowdStrike Holdings, Wolfspeed and Atlassian in the IT sector, as well as Match Group in the communication services sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the period, we established 11 new positions: Zoetis, Eli Lilly and Stryker in the health care sector, Marsh & McLennan in the financials sector, Estee Lauder in the consumer staples sector, Sherwin-Williams and Freeport-McMoRan in the materials sector, Airbnb and Tesla in the consumer discretionary sector, as well as Accenture and Snowflake in the IT sector. We also closed positions in Twitter and Walt Disney in the communication services sector, Advance Auto Parts and Ulta Beauty in the consumer discretionary sector, Intel and UIPath in the IT sector, Fidelity National Information Services in the financials sector, Pentair in the industrials sector, as well as Medtronic and 10X Genomics in the health care sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “CACG” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge All Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

4	ClearBridge ETFs 2023 Annual Report

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

April 18, 2023

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Equity securities are subject to market and price fluctuations. In addition to investments in large-capitalization companies, investments may be made in speculative and/or small-cap and mid-cap companies which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears, those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The managers’ environmental, social and governance (“ESG”) investment strategy may limit the types and number of investments available and, as a result, may forego favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Investments may also be made in depositary receipts and other securities of non-U.S. companies in developed and emerging markets which involve risks in addition to those ordinarily associated with investing in domestic securities, including the potentially negative effects of currency fluctuation, political and economic developments, foreign taxation and differences in auditing and other financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Active management and diversification do not ensure gains or protect against market declines. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2023, and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of March 31, 2023, were: Amazon.com Inc. (5.6%), UnitedHealth Group Inc. (5.1%), Microsoft Corp. (5.1%), Vertex Pharmaceuticals Inc. (3.7%), NVIDIA (3.6%), Visa (3.3%), Broadcom (3.0%), Meta Platforms Inc. (2.9%), W.W. Grainger (2.5%), and Comcast Corp. (2.5%). Please refer to pages 29 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2023, were IT (34.8%), health care (21.2%), consumer discretionary (10.0%), communication services (9.8%), and industrials (7.7%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 3000® Growth Index is market capitalization weighted and measures the performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates. The Russell 1000® Value Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

iii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the 12-month period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

ClearBridge ETFs 2023 Annual Report	5

Funds overview (cont’d)

ClearBridge Dividend Strategy ESG ETF

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its financial and environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that the Fund’s subadviser, ClearBridge Investments, LLC (“ClearBridge”), believes are making substantial progress toward becoming a leader in ESG policies.

Determination of whether a company meets the Fund’s ESG standards is based on ClearBridge’s proprietary research approach. ClearBridge will exercise judgment to determine ESG best practices based on its over thirty-year history managing ESG investment strategies through an established proprietary process. ClearBridge utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge’s propriety research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to ClearBridge’s own proprietary research and analysis.

In addition, certain types of companies are excluded from the investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling are also excluded.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by ClearBridge’s sector analysts on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The weightings of the E, S and G factors are determined by ClearBridge for each respective sector and sub-sectors.

All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered uninvestable. ClearBridge’s proprietary ESG ratings assess whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that ClearBridge believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” ClearBridge uses a variety of ESG factors, which may change from time to time, as part of its rating process, and are described in the Fund’s current prospectus. Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. ClearBridge’s ESG ratings are formally reviewed at least annually. In addition, ClearBridge’s research analysts monitor the companies included in the Fund’s portfolio on an ongoing basis to assess the continued appropriateness of such ratings.

The Fund invests primarily in common stocks. Equity securities in which the fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment trusts, and warrants and rights. The Fund may invest in equity securities of foreign issuers, either directly or through depositary receipts. The Fund may invest in companies of any size but focuses on large cap companies.

The portfolio managers focus on companies that they believe to be of high quality and that:

•	Pay an attractive dividend.

•	Have the potential to significantly grow their dividends.

•	Provide consistent and competitive risk-adjusted returns achieved by capitalizing on the convergence between a company’s investment potential and its ESG attributes.

ClearBridge uses fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. It is also ClearBridge’s intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagement. ClearBridge engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of

6	ClearBridge ETFs 2023 Annual Report

these meetings to inform ClearBridge’s ESG rating of the companies; and through proxy voting. ClearBridge will sell a security if the issuer no longer meets its financial or ESG criteria.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets took a defensive shift in the 12-month period ended March 31, 2023, resulting in a -7.73% decline for the benchmark Standard & Poor’s® 500 Index (S&P 500®)i Value stocks generally outperformed their growth counterparts, with the Russell 1000® Value Indexii returning -5.91% for the period versus the Russell 1000® Growth Index’siii return of -10.90%. Within the S&P 500® Index, rising interest rates created headwinds for higher-multiple stocks in the consumer discretionary (-19.62%) and communication services (-17.76%) sectors, and for the rate-sensitive real estate sector (-19.69%). Cyclical financials (-14.24%) and materials (-6.28%) were also lower as growing expectations of a recession overcame any perceived benefits from higher rates, which typically help net interest margins for financials, as well as growing pricing power, which many materials companies enjoy following initial inflationary periods. Russia’s invasion of Ukraine in early 2022 disrupted global supply chains and reduced global commodity reserves due to sanctions levied on Russia. Oil and gas prices spiked, lifting the energy sector (+13.63%), which led the market by a wide margin. A barrel of WTI crude was valued at $100 to begin the period and rose to as high as $122 in June 2022, before closing the period at $76 as slowing growth expectations set in later in 2022.

Emerging evidence of a slowing economy, which some thought might prompt an early U.S. Federal Reserve (Fed) pivot from its tightening regime, along with some better-than-expected earnings, helped equities regain some ground in late 2022 and early 2023, with information technology (IT), consumer discretionary and communication services bouncing back in the first quarter of 2023 from oversold levels.

As the Fed lifted short-term borrowing rates, long-term bond yields rose, with the 10-year Treasury yield rising from 2.34% to above 4.20% in October 2022, before recession concerns and expectations of monetary easing drove a retreat; U.S. Treasury yields finished the period at 3.47%.

Q. How did we respond to these changing market conditions?

A. We look advantage of a tight commodity environment and the accelerating energy transition to initiate a position in copper miner Freeport-McMoRan, which we believe should benefit from long-term supply/demand imbalances in copper, as China demand and electronification across the economy gathers pace and supply remains limited. The company has meaningfully improved its balance sheet and lowered debt in recent quarters, well positioning it to take advantage of a strong commodity environment that we believe will persist.

As pressure mounted in the real estate sector, we adjusted our positioning there, selling Boston Properties, which invests in office buildings in several major city centers in the U.S. With the near-term earnings outlook pressured by higher interest rates and lingering long-term concerns on the work-from-home impact to office fundamentals, we exited our position to pursue what we think are more attractive opportunities in the real estate sector. Specifically, we bought shares of AvalonBay Communities, a REIT focused on apartments in the U.S. In our opinion, shares of AvalonBay were discounted due to recession fears and potential weakness in rent growth, yet macro factors (high new home prices driving up rentals) and AvalonBay’s attractive suburban coastal/sunbelt markets, supporting earnings growth, belie these concerns, creating an opportunity.

In financials, heading into the second half of 2022, we were modestly overweight in the bank exposure of the benchmark (holding Bank of America, JPMorgan Chase, PNC Financial Services Group and US Bancorp). This was predicated upon three key beliefs: 1.) the benefit of rapidly rising short-term interest rates had yet to be fully reflected in earnings power (including expectations for further increases in the back half of the year); 2.) these institutions were among the best positioned to handle any credit quality disruptions stemming from the Fed’s tightening; and 3.) valuations were reasonable, given the returns on capital being generated.

Post 2022 third-quarter results, we sold US Bancorp and redeployed the proceeds into JPMorgan Chase. Our sale of US Bancorp did not reflect any fundamental concerns about its health. Rather, we concentrated our exposure in those banks with the most robust earnings power. At the time, bank investors were most concerned with increasing credit costs, and robust earnings are the best bulwark against rising credit losses. It was not credit risk, however, that we believe took down Silicon Valley Bank (SVB) (not a Fund holding). SVB held high-quality assets that were “money good” — meaning at maturity the assets would repay at par. As interest rates rose, however, the value of these assets declined and wiped out SVB’s equity.

At the onset of SVB’s troubles, we quickly repositioned our bank holdings to better reflect the new paradigm and capture appropriate risk-adjusted returns. Significantly, we exited Bank of America, concerned that the perception of interest-rate risk would put a ceiling on its valuation. Of the largest banks, Bank of America has the biggest proportion of long-duration bonds in its securities portfolio. We used the proceeds and took advantage of the broad selloff in banks to buy Capital One Financial. Unlike most banks, which take both interest-rate and credit risk, we believe that Capital One Financial’s interest-rate risk is minimal. Many of the investment securities held by

ClearBridge ETFs 2023 Annual Report	7

Funds overview (cont’d)

Capital One on its balance sheet are available-for-sale and are therefore marked to market; their prices on Capital One Financial’s books fully reflect the impact of rising rates. In our view, the company is a shrewd and disciplined operator running a high-return business in an industry (credit cards) that has been one of the most profitable areas in financial services.

Performance review

For the 12 month period ended March 31, 2023, ClearBridge Dividend Strategy ESG ETF generated a -4.27% return on a net asset value (“NAV”)iv basis and -4.42% based on its market price per share.v

The performance table shows the Fund’s total return for the 12 months ended March 31, 2023, based on its NAV and market price as of March 31, 2023. The Fund’s broad-based market index, the S&P 500® Index, returned -7.73% over the same time frame. The Lipper Equity Income Funds Category Average returned -4.25% for the same period.vi Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2023 (unaudited)
ClearBridge Dividend Strategy ESG ETF:	6 months	12 months
$39.71 (NAV)	15.89%	-4.27	%*†
$39.71 (Market Price)	15.82%	-4.42	%*‡
S&P 500® Index	15.62%	-7.73%
Lipper Equity Income Funds Category Average	15.88%	-4.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated July 29, 2022, the gross total annual fund operating expense ratio for the Fund was 0.59%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in five of the 11 economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the materials, consumer staples and consumer discretionary sectors. Relative to the benchmark S&P 500® Index, stock selection in the materials, consumer discretionary, financials, utilities, consumer staples and IT sectors proved beneficial to performance. In terms of sector allocation, overweight allocations to the energy and consumer staples sectors and underweight allocations to the consumer discretionary and communication services sectors were positive.

In terms of individual Fund holdings, leading contributors to performance for the period included Merck, SAP, Linde, Brookfield Renewable Partners and Oracle.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the energy and industrials sectors and an underweight in the IT sector were the main detractors.

8	ClearBridge ETFs 2023 Annual Report

In terms of individual Fund holdings, leading detractors from performance for the period included Bank of America, Union Pacific, TC Energy, Comcast and Walt Disney.

Q. Were there any significant changes to the Fund during the reporting period?

A. Aside from the portfolio activity discussed above, larger positions initiated over the period included Brookfield Renewable Partners in the utilities sector and SAP in the IT sector. Larger positions sold included TC Energy in the energy sector and NextEra Energy in the utilities sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “YLDE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Dividend Strategy ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Portfolio Manager

ClearBridge Investments, LLC

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

April 18, 2023

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The managers’ environmental, social and governance (“ESG”) investment strategy may limit the types and number of investments available and, as a result, may forego favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. Securities or other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment

ClearBridge ETFs 2023 Annual Report	9

Funds overview (cont’d)

decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2023, were IT (17.8%), financials (16.2%), health care (10.8%), consumer staples (10.2%) and materials (9.1%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

ii

The Russell 1000® Value Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates.

iii

The Russell 1000® Growth Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

iv	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market price may differ from the Fund’s NAV.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the 12-month period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 67 funds in the Fund’s Lipper category.

10	ClearBridge ETFs 2023 Annual Report

ClearBridge Large Cap Growth ESG ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and environmental, social and governance (“ESG”) criteria.

The Fund emphasizes investments in equity securities or related instruments of U.S. large-capitalization companies; however, it may invest in equity securities of foreign issuers with similar characteristics.

Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Growth Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. The Fund may also invest in companies that the Fund’s subadviser, ClearBridge Investments, LLC (“ClearBridge”), believes are making substantial progress toward becoming a leader in ESG policies. The Fund’s investment strategy focuses on consistent growth of capital while managing volatility.

Determination of whether a company meets the Fund’s ESG standards is based on ClearBridge’s proprietary research approach. ClearBridge will exercise judgment to determine ESG best practices based on its over thirty-year history managing ESG investment strategies through an established proprietary process. ClearBridge utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge’s propriety research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to the ClearBridge’s own proprietary research and analysis.

In addition, certain types of companies are excluded from the investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling are also excluded.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by ClearBridge’s sector analysts on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The weightings of the E, S and G factors are determined by ClearBridge for each respective sector and sub-sectors.

All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered uninvestable. ClearBridge’s proprietary ESG ratings assess whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that ClearBridge believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” ClearBridge uses a variety of ESG factors, which may change from time to time, as part of its rating process, which are described in the Fund’s current prospectus. Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. ClearBridge’s ESG ratings are formally reviewed at least annually. In addition, ClearBridge’s research analysts monitor the companies included in the Fund’s portfolio on an ongoing basis to assess the continued appropriateness of such ratings.

ClearBridge seeks to invest over the long term in large-capitalization companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. ClearBridge seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. ClearBridge seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. ClearBridge performs rigorous analysis to understand company fundamentals, key competitive dynamics and industry structure with the belief that the best business models win over time. ClearBridge seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. ClearBridge seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, ClearBridge takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. ClearBridge will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

ClearBridge ETFs 2023 Annual Report	11

Funds overview (cont’d)

ClearBridge will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the ClearBridge’s expectations, multiple comparisons and scenario analysis.

It is also ClearBridge’s intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagement. ClearBridge engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform ClearBridge’s ESG rating of the companies; and through proxy voting.

ClearBridge will sell a security if the issuer no longer meets its financial or ESG criteria. In addition, ClearBridge will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer considered by ClearBridge to be a more attractive alternative.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets took a defensive shift in the 12-month period ended March 31, 2023, resulting in a -10.90% decline for the benchmark Russell 1000® Growth Index.i Growth stocks underperformed their value counterparts, with the Russell 1000® Value Index returning -5.91% for the period.ii Within the Russell 1000® Growth Index, rising interest rates created headwinds for higher-multiple stocks in the communication services (-25.89%) and consumer discretionary (-23.57%) sectors, and for the rate-sensitive real estate sector (-15.27%). Cyclical financials (-8.61%) and materials (-9.92%) were also lower as growing expectations of a recession overcame any perceived benefits from higher rates as well as growing pricing power, which many materials companies enjoy following initial inflationary periods. Russia’s invasion of Ukraine in early 2022 disrupted global supply chains and reduced global commodity reserves due to sanctions levied on Russia. Oil and gas prices spiked, lifting the energy sector (+2.90%), which led the market by a wide margin. A barrel of WTI crude was valued at $100 to begin the period and rose as high as $122 in June 2022, before closing the period at $76 as slowing growth expectations set in later in 2022.

Emerging evidence of a slowing economy, which some thought might prompt an early U.S. Federal Reserve (Fed) pivot from its tightening regime, along with some better-than-expected earnings, helped equities regain some ground in late 2022 and early 2023, with information technology (IT), consumer discretionary and communication services bouncing back in the first quarter of 2023 from oversold levels. As the Fed lifted short-term borrowing rates, long-term bond yields rose, with the 10-year Treasury yield rising from 2.34% to above 4.20% in October 2022, before recession concerns and expectations of monetary easing drove a retreat; Treasury yields finished the period at 3.47%.

Q. How did we respond to these changing market conditions?

A. We believe that we have carefully constructed the Fund to thrive during different stages of a market cycle, diversifying across three types of growth companies – stable, cyclical and select – as well as driven more by their own execution than broad, macroeconomic forces. In addition, we believe our focus on companies that proactively integrate ESG considerations into their business models or demonstrate commitment to improve their practices, may promote consistent results. We are committed to participating in the most powerful secular growth trends our research efforts have identified. These include cloud computing/software-as-a-service, gaming, digital payments, electrification and expanding applications for AI.

Despite a particularly challenging first half of the reporting period, we maintained our active focus on diversification, favoring what we believed to be quality businesses and taking a defensive posture in positioning the portfolio. That balanced approach began to work in the second half of the period. After benefiting from the defensive nature of our countercyclical health care holdings in the fourth quarter of 2022, our higher-beta IT and communication services positions drove performance to start the year. Through the three years since COVID-19 struck, we have prudently transitioned the portfolio into companies that possess what we view as the most attractive growth profiles for the next three to five years. As a result, the portfolio’s differentiation from the benchmark has steadily risen, highlighted by meaningful overweighting to health care, industrials, software and services within IT and underweighting in consumer discretionary, semiconductors and hardware within IT.

Another key tenet of our approach is an emphasis on risk management. This emphasis has guided our positioning changes through the drawdown that characterized much of the year. We started becoming more countercyclical in adding to an overweight to health care stocks, with two of seven new positions for the year in the sector, animal health provider Zoetis and pharmaceutical maker Eli Lilly, which

12	ClearBridge ETFs 2023 Annual Report

we think has a blockbuster opportunity with its diabetes/obesity treatment. We also initiated positions in defensively oriented growth franchises in consumer staples (Estee Lauder), financials (Marsh & McLennan) and utilities (NextEra Energy). The addition of Tesla in consumer discretionary was also a partial defensive play as not having exposure to the electric vehicle maker has hurt relative performance in “risk-on” periods.

We complemented this activity by paring back positions in consumer discretionary and more economically exposed areas of IT, with five of our nine sells coming in these areas. As long-term investors, we have approached these moves in a thoughtful way, reducing positions when short-term headwinds cause us to re-examine our investment thesis and only exiting securities when we believed with certainty that the reason for owning them no longer applies.

We see three ways to generate returns through the bear market. The first is by owning stocks delivering what we perceive to be high-quality organic growth via a combination of high-single-digit revenue growth, the use of free cash flow to drive buybacks and pulling levers to support earnings growth. We see a number of these opportunities in health care. The second strategy is to purchase stocks after they have derated and established a lower base for future earnings. These include companies like Netflix and PayPal, where we believe that final demand is normalizing after a pull-forward during the pandemic. The third strategy is buying growth companies like Sherwin-Williams with what we think are idiosyncratic or stock-specific catalysts unrelated to the direction of the market. The stock is an example of a company we categorize in our cyclical bucket that we believe should experience a step change in earnings over the medium to long term with solid execution and its ability to pass through price increases.

Performance review

For the 12 month period through March 31, 2023, ClearBridge Large Cap Growth ESG ETF generated a -9.48% return on a net asset value (“NAV”)iii basis and -9.39% based on its market priceiv per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2023, based on its NAV and market price as of March 31, 2022. The Fund’s broad-based market index, the Russell 1000® Growth Index, returned -10.90% over the same time frame. The Lipper Large-Cap Growth Funds Category Averagev returned -13.83% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2023 (unaudited)
ClearBridge Large Cap Growth ESG ETF:	6 months	12 months
$47.67 (NAV)	22.44%	-9.48	%*†
$47.68 (Market Price)	22.72%	-9.39	%*‡
Russell 1000® Growth Index	16.88%	-10.90%
Lipper Large-Cap Growth Funds Category Average	15.64%	-13.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated July 29, 2022, the gross total annual fund operating expense ratio for the Fund was 0.59%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, overall stock selection and sector allocation effects had positive contributions to performance. In particular, stock selection in the communication services, consumer staples, industrials and health care sectors and overweight allocations to the industrials and health care sectors were the primary contributors to performance.

ClearBridge ETFs 2023 Annual Report	13

Funds overview (cont’d)

In terms of individual Fund holdings, leading contributors to performance for the period included Monster Beverage in the consumer staples sector, NVIDIA and ASML in the IT sector, W.W. Grainger in the industrials sector and Netflix in the communication services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the IT sector and underweight allocations to IT and consumer staples sectors were the primary detractors from returns for the period.

In terms of individual Fund holdings, the leading detractors for the period were Amazon.com and Advance Auto Parts in the consumer discretionary sector, Atlassian and Splunk in the IT sector and PayPal in the financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Zoetis and Eli Lilly in the Health Care sector, Marsh & McLennan in the financials sector, Estee Lauder in the consumer staples sector, Sherwin-Williams in the materials sector, NextEra Energy in the utilities sector and Tesla in the consumer discretionary sector. During the reporting period, we also closed positions in CVS Health in the health care sector, Walt Disney in the communication services sector, Tractor Supply, Advance Auto Parts and Ulta Beauty in the consumer discretionary sector, Fidelity National Information Services in the financials sector, as well as UIPath and NXP Semiconductors in the IT sector.

Looking for additional information?

The Fund’s daily NAV is available online atwww.franklintempleton.com. The Fund is traded under the symbol “LRGE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the ClearBridge Large Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

April 17, 2023

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Equity securities are subject to market and price fluctuations. Large-capitalization companies may fall out of favor with investors based on market and economic conditions. The managers’ environmental, social and governance (“ESG”) investment strategy may limit the types and number of investments available to the Fund and, as a result, the Fund may forego favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance.

The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Securities or other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

14	ClearBridge ETFs 2023 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2023, were IT (32.1%), health care (17.2%), financials (11.2%), consumer discretionary (10.8%), and industrials (10.7%). The Fund’s composition may differ over time.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000® Growth Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates.

ii

The Russell 1000® Value Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

iii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the four-month period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 49 funds in the Fund’s Lipper category.

ClearBridge ETFs 2023 Annual Report	15

Funds at a glance (unaudited)

ClearBridge All Cap Growth ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

16	ClearBridge ETFs 2023 Annual Report

ClearBridge Dividend Strategy ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge ETFs 2023 Annual Report	17

Funds at a glance (unaudited) (cont’d)

ClearBridge Large Cap Growth ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

18	ClearBridge ETFs 2023 Annual Report

Funds expenses (unaudited)

ClearBridge All Cap Growth ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
17.17%	$1,000.00	$1,171.70	0.53%	$2.87	5.00%	$1,000.00	$1,022.29	0.53%	$2.67

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge ETFs 2023 Annual Report	19

Funds expenses (unaudited) (cont’d)

ClearBridge Dividend Strategy ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
15.89%	$1,000.00	$1,158.90	0.59%	$3.18	5.00%	$1,000.00	$1,021.99	0.59%	$2.97

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

20	ClearBridge ETFs 2023 Annual Report

ClearBridge Large Cap Growth ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
22.44%	$1,000.00	$1,224.40	0.59%	$3.27	5.00%	$1,000.00	$1,021.99	0.59%	$2.97

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge ETFs 2023 Annual Report	21

Funds performance (unaudited)

ClearBridge All Cap Growth ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/23	-10.51%
Five Years Ended 3/31/23	8.50
Inception date of 5/3/2017 through 3/31/23	9.53

Cumulative total returns
Inception date of 5/3/2017 through 3/31/23	71.26%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/23	-10.46%
Five Years Ended 3/31/23	8.48
Inception date of 5/3/2017 through 3/31/23	9.53

Cumulative total returns
Inception date of 5/3/2017 through 3/31/23	71.28%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

22	ClearBridge ETFs 2023 Annual Report

ClearBridge All Cap Growth ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge All Cap Growth ESG ETF vs. Russell 3000 Growth Index† — May 3, 2017 - March 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge All Cap Growth ESG ETF on May 3, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 3000 Growth Index (the “Index”) measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to- book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge ETFs 2023 Annual Report	23

Funds performance (unaudited)

ClearBridge Dividend Strategy ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/23	-4.27%
Five Years Ended 3/31/23	10.06
Inception date of 5/22/2017 through 3/31/23	10.06

Cumulative total returns
Inception date of 5/22/2017 through 3/31/23	75.31%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/23	-4.42%
Five Years Ended 3/31/23	10.05
Inception date of 5/22/2017 through 3/31/23	10.05

Cumulative total returns
Inception date of 5/22/2017 through 3/31/23	75.28%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

24	ClearBridge ETFs 2023 Annual Report

ClearBridge Dividend Strategy ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge Dividend Strategy ESG ETF vs. S&P 500 Index† — May 22, 2017 - March 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Dividend Strategy ESG ETF on May 22, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The S&P 500 Index (the “Index”) is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge ETFs 2023 Annual Report	25

Funds performance (unaudited)

ClearBridge Large Cap Growth ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/23	-9.48%
Five Years Ended 3/31/23	11.28
Inception date of 5/22/2017 through 3/31/23	12.74

Cumulative total returns
Inception date of 5/22/2017 through 3/31/23	101.91%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/23	-9.39%
Five Years Ended 3/31/23	11.28
Inception date of 5/22/2017 through 3/31/23	12.75

Cumulative total returns
Inception date of 5/22/2017 through 3/31/23	101.95%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

26	ClearBridge ETFs 2023 Annual Report

ClearBridge Large Cap Growth ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge Large Cap Growth ESG ETF vs. Russell 1000 Growth Index† — May 22, 2017 - March 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Large Cap Growth ESG ETF on May 22, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 1000 Growth Index (the “Index”) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deductions for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge ETFs 2023 Annual Report	27

Schedules of investments

March 31, 2023

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 96.0%
Communication Services — 9.8%
Entertainment — 3.5%
Liberty Media Corp.-Liberty Formula One, Class A Shares	801	$54,067	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	1,263	94,510	*
Netflix Inc.	7,264	2,509,567	*
Sea Ltd., ADR	6,901	597,282	*
Warner Bros. Discovery Inc.	25,159	379,901	*
Total Entertainment		3,635,327
Interactive Media & Services — 3.3%
Match Group Inc.	12,237	469,778	*
Meta Platforms Inc., Class A Shares	13,935	2,953,384	*
Total Interactive Media & Services		3,423,162
Media — 3.0%
AMC Networks Inc., Class A Shares	4,262	74,926	*
Comcast Corp., Class A Shares	67,092	2,543,458
Liberty Broadband Corp., Class C Shares	2,150	175,655	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	3,416	95,955	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	6,837	191,368	*
Total Media		3,081,362
Total Communication Services		10,139,851
Consumer Discretionary — 10.0%
Automobile Components — 0.9%
Aptiv PLC	8,006	898,193	*
Automobiles — 0.5%
Tesla Inc.	2,518	522,384	*
Broadline Retail — 6.3%
Amazon.com Inc.	56,275	5,812,645	*
Etsy Inc.	6,835	760,941	*
Total Broadline Retail		6,573,586
Hotels, Restaurants & Leisure — 0.7%
Airbnb Inc., Class A Shares	6,168	767,299	*
Textiles, Apparel & Luxury Goods — 1.6%
NIKE Inc., Class B Shares	13,350	1,637,244
Total Consumer Discretionary		10,398,706
Consumer Staples — 2.6%
Beverages — 1.5%
Monster Beverage Corp.	28,205	1,523,352	*
Personal Care Products — 1.1%
Estee Lauder Cos. Inc., Class A Shares	4,720	1,163,291
Total Consumer Staples		2,686,643
Financials — 6.9%
Capital Markets — 1.4%
S&P Global Inc.	4,194	1,445,965
Financial Services — 4.3%
PayPal Holdings Inc.	13,270	1,007,724	*
Visa Inc., Class A Shares	15,005	3,383,027
Total Financial Services		4,390,751
Insurance — 1.2%
Marsh & McLennan Cos. Inc.	7,585	1,263,282
Total Financials		7,099,998

See Notes to Financial Statements.

28	ClearBridge ETFs 2023 Annual Report

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care — 21.2%
Biotechnology — 7.3%
AbbVie Inc.	8,824	$1,406,281
Biogen Inc.	6,149	1,709,607	*
Ionis Pharmaceuticals Inc.	15,214	543,748	*
Vertex Pharmaceuticals Inc.	12,249	3,859,292	*
Total Biotechnology		7,518,928
Health Care Equipment & Supplies — 3.5%
Alcon Inc.	16,313	1,150,719
Insulet Corp.	2,506	799,313	*
Intuitive Surgical Inc.	3,570	912,028	*
Stryker Corp.	2,821	805,311
Total Health Care Equipment & Supplies		3,667,371
Health Care Providers & Services — 5.3%
Guardant Health Inc.	11,087	259,879	*
UnitedHealth Group Inc.	11,179	5,283,084
Total Health Care Providers & Services		5,542,963
Health Care Technology — 0.5%
Doximity Inc., Class A Shares	14,827	480,098	*
Life Sciences Tools & Services — 2.2%
Charles River Laboratories International Inc.	3,553	717,067	*
Thermo Fisher Scientific Inc.	2,690	1,550,435
Total Life Sciences Tools & Services		2,267,502
Pharmaceuticals — 2.4%
Eli Lilly & Co.	2,945	1,011,372
Zoetis Inc.	8,786	1,462,342
Total Pharmaceuticals		2,473,714
Total Health Care		21,950,576
Industrials — 7.7%
Air Freight & Logistics — 1.2%
United Parcel Service Inc., Class B Shares	6,633	1,286,736
Building Products — 1.3%
Johnson Controls International PLC	21,797	1,312,615
Electrical Equipment — 1.5%
Eaton Corp. PLC	9,031	1,547,372
Ground Transportation — 1.2%
Lyft Inc., Class A Shares	17,798	164,987	*
Uber Technologies Inc.	33,797	1,071,365	*
Total Ground Transportation		1,236,352
Trading Companies & Distributors — 2.5%
W.W. Grainger Inc.	3,754	2,585,793
Total Industrials		7,968,868
Information Technology — 34.8%
Electronic Equipment, Instruments & Components — 2.0%
TE Connectivity Ltd.	15,609	2,047,120
IT Services — 1.2%
Accenture PLC, Class A Shares	1,933	552,471
Snowflake Inc., Class A Shares	4,917	758,644	*
Total IT Services		1,311,115
Semiconductors & Semiconductor Equipment — 8.8%
ASML Holding NV, Registered Shares	2,052	1,396,817

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	29

Schedules of investments (cont’d)

March 31, 2023

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Semiconductors & Semiconductor Equipment — continued
Broadcom Inc.		4,820	$3,092,223
NVIDIA Corp.		13,444	3,734,340
Wolfspeed Inc.		13,651	886,632	*
Total Semiconductors & Semiconductor Equipment			9,110,012
Software — 19.2%
Adobe Inc.		3,649	1,406,215	*
Atlassian Corp., Class A Shares		5,087	870,742	*
Autodesk Inc.		8,904	1,853,457	*
CrowdStrike Holdings Inc., Class A Shares		14,404	1,977,093	*
DocuSign Inc.		9,302	542,307	*
Dolby Laboratories Inc., Class A Shares		10,489	895,971
HubSpot Inc.		3,499	1,500,196	*
Microsoft Corp.		18,244	5,259,745
Palo Alto Networks Inc.		9,474	1,892,337	*
Salesforce Inc.		7,895	1,577,263	*
Splunk Inc.		11,607	1,112,879	*
Unity Software Inc.		4,669	151,462	*
Workday Inc., Class A Shares		4,013	828,845	*
Total Software			19,868,512
Technology Hardware, Storage & Peripherals — 3.6%
Apple Inc.		14,858	2,450,084
Seagate Technology Holdings PLC		14,047	928,788
Western Digital Corp.		10,420	392,521	*
Total Technology Hardware, Storage & Peripherals			3,771,393
Total Information Technology			36,108,152
Materials — 1.7%
Chemicals — 0.9%
Sherwin-Williams Co.		4,207	945,608
Metals & Mining — 0.8%
Freeport-McMoRan Inc.		20,654	844,955
Total Materials			1,790,563
Real Estate — 1.3%
Specialized REITs — 1.3%
Equinix Inc.		1,933	1,393,770
Total Investments before Short-Term Investments (Cost — $96,205,728)			99,537,127

	Rate
Short-Term Investments — 4.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $4,106,308)	4.436%	4,106,308	4,106,308	(a)
Total Investments — 100.0% (Cost — $100,312,036)			103,643,435
Liabilities in Excess of Other Assets — (0.0)%††			(6,100)
Total Net Assets — 100.0%			$103,637,335

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

30	ClearBridge ETFs 2023 Annual Report

Clearbridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 93.2%
Communication Services — 5.0%
Diversified Telecommunication Services — 1.4%
Verizon Communications Inc.	10,471	$407,217
Entertainment — 0.8%
Walt Disney Co.	2,503	250,625	*
Media — 2.8%
Comcast Corp., Class A Shares	21,595	818,667
Total Communication Services		1,476,509
Consumer Discretionary — 4.5%
Automobiles — 0.8%
General Motors Co.	7,039	258,190
Hotels, Restaurants & Leisure — 1.6%
Starbucks Corp.	4,512	469,835
Specialty Retail — 2.1%
Home Depot Inc.	2,100	619,752
Total Consumer Discretionary		1,347,777
Consumer Staples — 10.2%
Beverages — 2.2%
Coca-Cola Co.	10,394	644,740
Food Products — 4.4%
Mondelez International Inc., Class A Shares	10,144	707,240
Nestle SA, ADR	5,083	618,550
Total Food Products		1,325,790
Household Products — 3.6%
Colgate-Palmolive Co.	4,408	331,261
Procter & Gamble Co.	4,917	731,109
Total Household Products		1,062,370
Total Consumer Staples		3,032,900
Energy — 5.0%
Oil, Gas & Consumable Fuels — 5.0%
Chesapeake Energy Corp.	7,930	602,997
Williams Cos. Inc.	29,578	883,199
Total Energy		1,486,196
Financials — 16.2%
Banks — 3.5%
JPMorgan Chase & Co.	5,458	711,232
PNC Financial Services Group Inc.	2,490	316,479
Total Banks		1,027,711
Consumer Finance — 0.8%
Capital One Financial Corp.	2,610	250,977
Financial Services — 7.8%
Apollo Global Management Inc.	13,888	877,166
Mastercard Inc., Class A Shares	1,816	659,952
Visa Inc., Class A Shares	3,523	794,296
Total Financial Services		2,331,414

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	31

Schedules of investments (cont’d)

March 31, 2023

Clearbridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — 4.1%
American International Group Inc.	5,177	$260,714
MetLife Inc.	6,257	362,531
Travelers Cos. Inc.	3,496	599,249
Total Insurance		1,222,494
Total Financials		4,832,596
Health Care — 10.8%
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	3,274	810,446
Health Care Providers & Services — 1.8%
UnitedHealth Group Inc.	1,157	546,786
Pharmaceuticals — 6.3%
Johnson & Johnson	4,655	721,525
Merck & Co. Inc.	6,316	671,959
Pfizer Inc.	11,732	478,666
Total Pharmaceuticals		1,872,150
Total Health Care		3,229,382
Industrials — 6.9%
Air Freight & Logistics — 1.9%
United Parcel Service Inc., Class B Shares	2,898	562,183
Commercial Services & Supplies — 1.5%
Waste Management Inc.	2,779	453,449
Ground Transportation — 1.8%
Union Pacific Corp.	2,669	537,163
Industrial Conglomerates — 1.7%
Honeywell International Inc.	2,639	504,366
Total Industrials		2,057,161
Information Technology — 17.8%
Communications Equipment — 1.6%
Cisco Systems Inc.	8,956	468,175
Semiconductors & Semiconductor Equipment — 3.3%
Broadcom Inc.	761	488,212
Intel Corp.	7,547	246,560
Texas Instruments Inc.	1,291	240,139
Total Semiconductors & Semiconductor Equipment		974,911
Software — 9.2%
Microsoft Corp.	5,367	1,547,306
Oracle Corp.	6,366	591,529
SAP SE, ADR	4,727	598,202
Total Software		2,737,037
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	6,783	1,118,517
Total Information Technology		5,298,640

See Notes to Financial Statements.

32	ClearBridge ETFs 2023 Annual Report

Clearbridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Materials — 9.2%
Chemicals — 4.9%
Linde PLC		2,579	$916,680
PPG Industries Inc.		3,995	533,652
Total Chemicals			1,450,332
Construction Materials — 2.1%
Vulcan Materials Co.		3,674	630,311
Metals & Mining — 2.2%
Freeport-McMoRan Inc.		7,266	297,252
Nucor Corp.		2,236	345,395
Total Metals & Mining			642,647
Total Materials			2,723,290
Real Estate — 3.2%
Residential REITs — 1.6%
AvalonBay Communities Inc.		2,840	477,290
Specialized REITs — 1.6%
American Tower Corp.		2,319	473,865
Total Real Estate			951,155
Utilities — 4.4%
Electric Utilities — 1.6%
Edison International		6,738	475,636
Multi-Utilities — 2.8%
Sempra Energy		5,551	839,089
Total Utilities			1,314,725
Total Common Stocks (Cost — $27,745,323)			27,750,331

		Shares/Units
Master Limited Partnerships — 2.3%
Independent Power and Renewable Electricity Producers — 2.3%
Brookfield Renewable Partners LP (Cost — $600,409)		22,264	701,539
Total Investments before Short-Term Investments (Cost — $28,345,732)			28,451,870

	Rate	Shares
Short-Term Investments — 4.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $1,308,982)	4.436%	1,308,982	1,308,982	(a)
Total Investments — 99.9% (Cost — $29,654,714)			29,760,852
Other Assets in Excess of Liabilities — 0.1%			21,587
Total Net Assets — 100.0%			$29,782,439

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	33

Schedules of investments (cont’d)

March 31, 2023

Clearbridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.0%
Communication Services — 7.7%
Entertainment — 4.0%
Netflix Inc.	11,319	$3,910,488	*
Sea Ltd., ADR	15,372	1,330,447	*
Total Entertainment		5,240,935
Interactive Media & Services — 3.7%
Meta Platforms Inc., Class A Shares	23,043	4,883,733	*
Total Communication Services		10,124,668
Consumer Discretionary — 10.8%
Automobile Components — 1.3%
Aptiv PLC	14,925	1,674,436	*
Automobiles — 0.8%
Tesla Inc.	4,724	980,041	*
Broadline Retail — 6.3%
Amazon.com Inc.	80,272	8,291,295	*
Textiles, Apparel & Luxury Goods — 2.4%
NIKE Inc., Class B Shares	25,842	3,169,263
Total Consumer Discretionary		14,115,035
Consumer Staples — 4.2%
Beverages — 2.6%
Monster Beverage Corp.	64,184	3,466,578	*
Personal Care Products — 1.6%
Estee Lauder Cos. Inc., Class A Shares	8,560	2,109,697
Total Consumer Staples		5,576,275
Financials — 11.2%
Capital Markets — 2.5%
S&P Global Inc.	9,433	3,252,215
Financial Services — 6.8%
PayPal Holdings Inc.	26,588	2,019,093	*
Visa Inc., Class A Shares	30,454	6,866,159
Total Financial Services		8,885,252
Insurance — 1.9%
Marsh & McLennan Cos. Inc.	15,492	2,580,193
Total Financials		14,717,660
Health Care — 17.2%
Health Care Equipment & Supplies — 7.2%
Alcon Inc.	34,562	2,438,004
Dexcom Inc.	19,118	2,221,129	*
Intuitive Surgical Inc.	8,277	2,114,525	*
Stryker Corp.	9,396	2,682,276
Total Health Care Equipment & Supplies		9,455,934
Health Care Providers & Services — 4.0%
UnitedHealth Group Inc.	10,972	5,185,257
Life Sciences Tools & Services — 2.8%
Thermo Fisher Scientific Inc.	6,380	3,677,241

See Notes to Financial Statements.

34	ClearBridge ETFs 2023 Annual Report

Clearbridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — 3.2%
Eli Lilly & Co.	3,129	$1,074,561
Zoetis Inc.	18,619	3,098,947
Total Pharmaceuticals		4,173,508
Total Health Care		22,491,940
Industrials — 10.7%
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	13,496	2,618,089
Electrical Equipment — 2.4%
Eaton Corp. PLC	18,237	3,124,728
Ground Transportation — 1.5%
Uber Technologies Inc.	59,973	1,901,144	*
Industrial Conglomerates — 2.0%
Honeywell International Inc.	14,061	2,687,338
Trading Companies & Distributors — 2.8%
W.W. Grainger Inc.	5,417	3,731,284
Total Industrials		14,062,583
Information Technology — 32.1%
Semiconductors & Semiconductor Equipment — 8.2%
ASML Holding NV, Registered Shares	3,760	2,559,470
Intel Corp.	29,122	951,416
NVIDIA Corp.	26,207	7,279,518
Total Semiconductors & Semiconductor Equipment		10,790,404
Software — 19.1%
Adobe Inc.	5,588	2,153,448	*
Atlassian Corp., Class A Shares	8,973	1,535,908	*
Microsoft Corp.	38,262	11,030,935
Palo Alto Networks Inc.	16,995	3,394,581	*
Salesforce Inc.	16,198	3,236,036	*
Splunk Inc.	17,352	1,663,710	*
Unity Software Inc.	8,442	273,858	*
Workday Inc., Class A Shares	8,278	1,709,738	*
Total Software		24,998,214
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	38,070	6,277,743
Total Information Technology		42,066,361
Materials — 1.4%
Chemicals — 1.4%
Sherwin-Williams Co.	8,095	1,819,513
Real Estate — 1.7%
Specialized REITs — 1.7%
Equinix Inc.	3,049	2,198,451
Utilities — 1.0%
Electric Utilities — 1.0%
NextEra Energy Inc.	17,628	1,358,766
Total Investments before Short-Term Investments (Cost — $145,463,686)		128,531,252

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	35

Schedules of investments (cont’d)

March 31, 2023

Clearbridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 2.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $2,596,076)	4.436%	2,596,076	$2,596,076	(a)
Total Investments — 100.0% (Cost — $148,059,762)			131,127,328
Liabilities in Excess of Other Assets — (0.0)%††			(37,222)
Total Net Assets — 100.0%			$131,090,106

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

36	ClearBridge ETFs 2023 Annual Report

Statements of assets and liabilities

March 31, 2023

	ClearBridge All Cap Growth ESG ETF	ClearBridge Dividend Strategy ESG ETF	ClearBridge Large Cap Growth ESG ETF

Assets:
Investments, at value (Cost — $100,312,036, $29,654,714 and $148,059,762, respectively)	$103,643,435	$29,760,852	$131,127,328
Dividends and interest receivable	49,885	36,128	27,234
Total Assets	103,693,320	29,796,980	131,154,562

Liabilities:
Investment management fee payable	55,985	14,541	64,456
Total Liabilities	55,985	14,541	64,456
Total Net Assets	$103,637,335	$29,782,439	$131,090,106

Net Assets:
Par value (Note 5)	$28	$8	$28
Paid-in capital in excess of par value	102,991,541	30,913,489	157,145,846
Total distributable earnings (loss)	645,766	(1,131,058)	(26,055,768)
Total Net Assets	$103,637,335	$29,782,439	$131,090,106

Shares Outstanding	2,750,000	750,000	2,750,000

Net Asset Value	$37.69	$39.71	$47.67

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	37

Statements of operations

For the Year Ended March 31, 2023

	ClearBridge All Cap Growth ESG ETF	ClearBridge Dividend Strategy ESG ETF	ClearBridge Large Cap Growth ESG ETF

Investment Income:
Dividends	$1,219,905	$570,244	$1,229,138
Interest	101,312	15,759	70,172
Less: Foreign taxes withheld	(7,536)	(5,280)	(6,989)
Total Investment Income	1,313,681	580,723	1,292,321

Expenses:
Investment management fee (Note 2)	798,086	136,310	977,038
Interest expense	24	—	—
Total Expenses	798,110	136,310	977,038
Net Investment Income	515,571	444,413	315,283

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	11,581,591	(774,633)	4,234,323
Foreign currency transactions	—	(91)	—
Net Realized Gain (Loss) From Investment Transactions	11,581,591	(774,724)	4,234,323
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(38,108,844)	(507,068)	(29,683,797)
Foreign currencies	—	(29)	—
Change in Net Unrealized Appreciation (Depreciation) From Investments	(38,108,844)	(507,097)	(29,683,797)
Net Loss on Investments and Foreign Currency Transactions	(26,527,253)	(1,281,821)	(25,449,474)
Decrease in Net Assets From Operations	$(26,011,682)	$(837,408)	$(25,134,191)

See Notes to Financial Statements.

38	ClearBridge ETFs 2023 Annual Report

Statements of changes in net assets

ClearBridge All Cap Growth ESG ETF

For the Year Ended March 31, 2023, the Period Ended March 31, 2022 and the Year Ended September 30, 2021	2023	2022†	2021

Operations:
Net investment income	$515,571	$129,059	$632,880
Net realized gain	11,581,591	14,880,764	16,902,181
Change in net unrealized appreciation (depreciation)	(38,108,844)	(22,545,394)	25,366,016
Increase (Decrease) in Net Assets From Operations	(26,011,682)	(7,535,571)	42,901,077

Distributions to Shareholders From (Note 1):
Total distributable earnings	(9,288,298)	(6,430,701)	(960,002)
Decrease in Net Assets From Distributions to Shareholders	(9,288,298)	(6,430,701)	(960,002)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (500,000, 50,000 and 500,000 shares issued, respectively)	19,529,883	2,255,610	23,691,687
Cost of shares repurchased (2,050,000, 250,000 and 600,000 shares repurchased, respectively)	(75,052,065)	(12,426,427)	(28,611,753)
Decrease in Net Assets From Fund Share Transactions	(55,522,182)	(10,170,817)	(4,920,066)
Increase (Decrease) in Net Assets	(90,822,162)	(24,137,089)	37,021,009

Net Assets:
Beginning of year	194,459,497	218,596,586	181,575,577
End of year	$103,637,335	$194,459,497	$218,596,586

†	For the period October 1, 2021 through March 31, 2022

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	39

Statements of changes in net assets (cont’d)

ClearBridge Dividend Strategy ESG ETF

For the Year Ended March 31, 2023, the Period Ended March 31, 2022 and the Year Ended November 30, 2021	2023	2022†	2021

Operations:
Net investment income	$444,413	$113,417	$196,273
Net realized gain (loss)	(774,724)	963,694	3,787,475
Change in net unrealized appreciation (depreciation)	(507,097)	(446,335)	(1,169,435)
Increase (Decrease) in Net Assets From Operations	(837,408)	630,776	2,814,313

Distributions to Shareholders From (Note 1):
Total distributable earnings	(448,501)	(137,200)	(201,900)
Decrease in Net Assets From Distributions to Shareholders	(448,501)	(137,200)	(201,900)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (300,000, 150,000 and 450,000 shares issued, respectively)	11,940,021	6,429,069	17,711,085
Cost of shares repurchased (50,000, 150,000 and 300,000 shares repurchased, respectively)	(2,004,321)	(6,294,295)	(12,060,325)
Increase in Net Assets From Fund Share Transactions	9,935,700	134,774	5,650,760
Increase in Net Assets	8,649,791	628,350	8,263,173

Net Assets:
Beginning of year	21,132,648	20,504,298	12,241,125
End of year	$29,782,439	$21,132,648	$20,504,298

†	For the period December 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

40	ClearBridge ETFs 2023 Annual Report

ClearBridge Large Cap Growth ESG ETF

For the Year Ended March 31, 2023, the Period Ended March 31, 2022 and the Year Ended November 30, 2021	2023	2022†	2021

Operations:
Net investment income	$315,283	$16,072	$113,280
Net realized gain	4,234,323	20,094,581	5,530,533
Change in net unrealized appreciation (depreciation)	(29,683,797)	(46,199,379)	28,210,940
Increase (Decrease) in Net Assets From Operations	(25,134,191)	(26,088,726)	33,854,753

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,004,181)	(2,518,597)	(490,001)
Decrease in Net Assets From Distributions to Shareholders	(3,004,181)	(2,518,597)	(490,001)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (700,000, 2,300,000 and 550,000 shares issued, respectively)	30,815,534	128,530,187	28,894,189
Cost of shares repurchased (2,100,000, 1,150,000 and 100,000 shares repurchased, respectively)	(94,560,163)	(58,595,045)	(5,158,502)
Increase (Decrease) in Net Assets From Fund Share Transactions	(63,744,629)	69,935,142	23,735,687
Increase (Decrease) in Net Assets	(91,883,001)	41,327,819	57,100,439

Net Assets:
Beginning of year	222,973,107	181,645,288	124,544,849
End of year	$131,090,106	$222,973,107	$181,645,288

†	For the period December 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	41

Financial highlights

Clearbridge All Cap Growth ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]	2018[1,3]

Net asset value, beginning of year	$45.22	$48.58	$39.47	$31.66	$31.39	$26.16

Income (loss) from operations:
Net investment income	0.13	0.03	0.14	0.21	0.24	0.17
Net realized and unrealized gain (loss)	(5.25)	(1.91)	9.18	7.86	0.21	5.13
Total income (loss) from operations	(5.12)	(1.88)	9.32	8.07	0.45	5.30

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.21)	(0.22)	(0.18)	(0.07)
Net realized gains	(2.30)	(1.38)	—	(0.04)	—	—
Total distributions	(2.41)	(1.48)	(0.21)	(0.26)	(0.18)	(0.07)

Net asset value, end of year	$37.69	$45.22	$48.58	$39.47	$31.66	$31.39
Total return, based on NAV[4]	(10.51)%	(4.22)%	23.67%	25.60%	1.55%	20.28%

Net assets, end of year (000s)	$103,637	$194,459	$218,597	$181,576	$128,221	$64,356

Ratios to average net assets:
Gross expenses	0.53%	0.53%[5]	0.53%	0.53%	0.53%	0.53%
Net expenses	0.53	0.53 [5]	0.53	0.53	0.53	0.53
Net investment income	0.34	0.12 [5]	0.30	0.60	0.80	0.59

Portfolio turnover rate[6]	16%	12%	15%	17%	16%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2021 through March 31, 2022.

[3]	For the year ended September 30.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

42	ClearBridge ETFs 2023 Annual Report

Clearbridge Dividend Strategy ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]	2018[1,3]

Net asset value, beginning of year	$42.27	$41.01	$34.97	$32.20	$28.46	$27.39

Income (loss) from operations:
Net investment income	0.75	0.24	0.44	0.56	0.55	0.46
Net realized and unrealized gain (loss)	(2.60)	1.30	6.06	2.71	3.92	1.10
Total income (loss) from operations	(1.85)	1.54	6.50	3.27	4.47	1.56

Less distributions from:
Net investment income	(0.71)	(0.28)	(0.46)	(0.50)	(0.58)	(0.48)
Net realized gains	—	—	—	—	(0.15)	(0.01)
Total distributions	(0.71)	(0.28)	(0.46)	(0.50)	(0.73)	(0.49)

Net asset value, end of year	$39.71	$42.27	$41.01	$34.97	$32.20	$28.46
Total return, based on NAV[4]	(4.27)%	3.75%	18.69%	10.43%	16.09%	5.75%

Net assets, end of year (000s)	$29,782	$21,133	$20,504	$12,241	$6,439	$4,269

Ratios to average net assets:
Gross expenses	0.59%	0.59%[5]	0.59%	0.59%	0.59%	0.59%
Net expenses	0.59	0.59 [5]	0.59	0.59	0.59	0.59
Net investment income	1.92	1.75 [5]	1.12	1.80	1.84	1.65

Portfolio turnover rate[6]	18%	6%	9%	10%	12%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2021 through March 31, 2022.

[3]	For the year ended November 30.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

ClearBridge ETFs 2023 Annual Report	43

Financial highlights (cont’d)

Clearbridge Large Cap Growth ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2023[1]	2022[1,2]		2021[1,3]	2020[1,3]	2019[1,3]	2018[1,3]

Net asset value, beginning of year	$53.73	$60.55		$48.84	$37.32	$32.09	$28.80

Income (loss) from operations:
Net investment income	0.08	0.00	[4]	0.04	0.13	0.18	0.16
Net realized and unrealized gain (loss)	(5.32)	(6.09)		11.85	11.53	5.66	3.24
Total income (loss) from operations	(5.24)	(6.09)		11.89	11.66	5.84	3.40

Less distributions from:
Net investment income	(0.07)	(0.01)		(0.18)	(0.14)	(0.16)	(0.11)
Net realized gains	(0.75)	(0.72)		—	—	(0.45)	—
Total distributions	(0.82)	(0.73)		(0.18)	(0.14)	(0.61)	(0.11)

Net asset value, end of year	$47.67	$53.73		$60.55	$48.84	$37.32	$32.09
Total return, based on NAV[5]	(9.48)%	(10.21)%		24.44%	31.35%	18.80%	11.84%

Net assets, end of year (000s)	$131,090	$222,973		$181,645	$124,545	$192,196	$6,419

Ratios to average net assets:
Gross expenses	0.59%	0.59%[6]		0.59%	0.59%	0.59%	0.59%
Net expenses	0.59	0.59	[6]	0.59	0.59	0.59	0.59
Net investment income	0.19	0.02	[6]	0.07	0.34	0.53	0.52

Portfolio turnover rate[7]	17%	9%		18%	21%	21%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2021 through March 31, 2022.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 or greater than $(0.005) per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

44	ClearBridge ETFs 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Growth ESG ETF (“All Cap Growth ESG ETF”), ClearBridge Dividend Strategy ESG ETF (“Dividend Strategy ESG ETF”) and ClearBridge Large Cap Growth ESG ETF (“Large Cap Growth ESG ETF”) (the “Funds”) are separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds are actively managed exchange-traded funds (“ETFs”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be directly purchased from and redeemed by the Funds at NAV solely by certain large institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NASDAQ. The market price for a Fund’s shares may be different from a Fund’s NAV. The Funds issue and redeem shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Funds at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Funds at NAV.

The Funds follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Funds’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Funds’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Funds’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield

ClearBridge ETFs 2023 Annual Report	45

Notes to financial statements (cont’d)

analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

All Cap Growth ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$99,537,127	—	—	$99,537,127
Short-Term Investments†	4,106,308	—	—	4,106,308
Total Investments	$103,643,435	—	—	$103,643,435

†	See Schedule of Investments for additional detailed categorizations.

Dividend Strategy ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$27,750,331	—	—	$27,750,331
Master Limited Partnerships	701,539	—	—	701,539
Total Long-Term Investments	28,451,870	—	—	28,451,870
Short-Term Investments†	1,308,982	—	—	1,308,982
Total Investments	$29,760,852	—	—	$29,760,852

†	See Schedule of Investments for additional detailed categorizations.

46	ClearBridge ETFs 2023 Annual Report

Large Cap Growth ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$128,531,252	—	—	$128,531,252
Short-Term Investments†	2,596,076	—	—	2,596,076
Total Investments	$131,127,328	—	—	$131,127,328

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Funds is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. All Cap Growth ESG ETF and Large Cap Growth ESG ETF distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. For Dividend Strategy ESG ETF, distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis and distributions of

ClearBridge ETFs 2023 Annual Report	47

Notes to financial statements (cont’d)

net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2023, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
All Cap Growth ESG ETF(a)	$(14,293,863)	$14,293,863
Dividend Strategy ESG ETF(a)	(216,624)	216,624
Large Cap Growth ESG ETF(a)	(12,503,141)	12,503,141

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is each Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of each Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. Each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Funds’ Board of Trustees, LMPFA as to each Fund provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure.

Each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Annualized Fee Rate
ClearBridge All Cap Growth ESG ETF	0.53%
ClearBridge Dividend Strategy ESG ETF	0.59%
ClearBridge Large Cap Growth ESG ETF	0.59%

As compensation for its subadvisory services, LMPFA as to each Fund pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA as to each Fund pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

48	ClearBridge ETFs 2023 Annual Report

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Funds on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Funds’ Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, each Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Funds, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
All Cap Growth ESG ETF	$22,946,786	$32,949,461
Dividend Strategy ESG ETF	4,182,193	4,996,555
Large Cap Growth ESG ETF	27,846,490	31,797,007

During the year ended March 31, 2023, in-kind transactions (Note 5) were as follows:

	Contributions	Redemptions	Realized gain (loss)*
All Cap Growth ESG ETF	$19,123,057	$72,863,281	$17,355,266
Dividend Strategy ESG ETF	11,713,496	1,964,376	236,962
Large Cap Growth ESG ETF	30,188,045	93,107,564	14,078,726

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Funds’ Share Transactions on the Statements of Changes in Net Assets. This table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At March 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	All Cap Growth ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$101,748,772	$19,351,021	$(17,456,358)	$1,894,663

	Dividend Strategy ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$29,815,620	$1,226,508	$(1,281,276)	$(54,768)

	Large Cap Growth ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$149,149,615	$4,665,753	$(22,688,040)	$(18,022,287)

4. Derivative instruments and hedging activities

During the year ended March 31, 2023, the Funds did not invest in derivative instruments.

ClearBridge ETFs 2023 Annual Report	49

Notes to financial statements (cont’d)

5. Fund share transactions

At March 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each Fund’s shares are issued and redeemed by the Funds only in Creation Units or Creation Unit aggregations, where 50,000 shares of each Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of each Fund on the transaction date. Transactions in capital shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Such transactions fees are treated as increases in capital and are disclosed in the Funds’ Statements of Changes in Net Assets. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Distributions paid from:
Ordinary income	$1,362,342	$448,501	$256,626
Net long-term capital gains	7,925,956	—	2,747,555
Total distributions paid	$9,288,298	$448,501	$3,004,181

The tax character of distributions paid during the fiscal period ended March 31, 2022 was as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Distributions paid from:
Ordinary income	$1,553,405	$137,200	$685,918
Net long-term capital gains	4,877,296	—	1,832,679
Total distributions paid	$6,430,701	$137,200	$2,518,597

The tax character of distributions paid during the fiscal year ended 2021 was as follows:

	All Cap Growth ESG ETF September 30	Dividend Strategy ESG ETF November 30	Large Cap Growth ESG ETF November 30
Distributions paid from:
Ordinary income	$960,002	$201,900	$490,001

As of March 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Undistributed ordinary income — net	$59,758	$2,851	$81,138
Deferred capital losses*	(1,308,655)	(1,079,108)	(8,114,619)
Unrealized appreciation (depreciation)(a)	1,894,663	(54,801)	(18,022,287)
Total distributable earnings (loss) — net	$645,766	$(1,131,058)	$(26,055,768)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

50	ClearBridge ETFs 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF, and ClearBridge Large Cap Growth ESG ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF, and ClearBridge Large Cap Growth ESG ETF (three of the funds constituting Legg Mason ETF Investment Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Legg Mason ETF Investment Trust	Statements of Operations	Statement of Changes in Net Assets	Financial Highlights
ClearBridge All Cap Growth ESG ETF	For the year ended March 31, 2023	For the year ended March 31, 2023, the period October 1, 2021 through March 31, 2022 and the year ended September 30, 2021	For each of the periods indicated therein
ClearBridge Dividend Strategy ESG ETF ClearBridge Large Cap Growth ESG ETF	For the year ended March 31, 2023	For the year ended March 31, 2023, the period December 1, 2021 through March 31, 2022 and the year ended November 30, 2021	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

May 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge ETFs 2023 Annual Report	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge ETFs (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906.

Information pertaining to the Trustees and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); and formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015- 2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	S&P Global, Inc. (financial information services) (2022-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014- 2020) and Focus Financial Partner, LLC (financial services) (2018-2020)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	59

Other Directorships held by Trustee during the past five years	None

52	ClearBridge ETFs

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	70
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer)

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge ETFs	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

David Mann Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1973
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since March 2023
Principal occupation(s) during the past five years	Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

54	ClearBridge ETFs

Additional Officers (cont’d)

Todd Mathias Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1983
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since March 2023
Principal occupation(s) during the past five years	Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge ETFs	55

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Funds hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$7,925,956	—	$2,747,555
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$933,541	$513,186	$1,050,332
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$1,177,373	$542,599	$1,172,823
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$843,068	—	—

56	ClearBridge ETFs

ClearBridge ETFs

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon 240

Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge ETFs

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

The Funds are separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge ETFs

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Funds. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBETF A 05/23

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat and Deborah D. McWhinney possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Bhagat and Ms. McWhinney as its the Audit Committee’s financial experts. Mr. Bhagat and Ms. McWhinney are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2022 and $146,240 in March 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2022 and $0 in March 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2022 and $82,000 in March 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $1,558,348 in the previous fiscal year and $785,604 in March 31, 2023.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Jennifer M. Johnson

Deborah D. McWhinney

Anantha K. Pradeep

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 31a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 31a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 31a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 312 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 22, 2023

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	May 22, 2023